CERTAIN CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT, MARKED BY
[*****], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SECOND AMENDMENT TO PRODUCT DISTRIBUTION AGREEMENT

This Second Amendment to Product Distribution Agreement (“Second Amendment”) amends that certain Product Distribution Agreement that was effective April 19, 2012, and amended March 25, 2013, (the “Distribution Agreement”) between MiMedx Group, Inc. (the “Company”) and AvKARE, Inc. (“AvKARE, Inc.”).

WHEREAS, the Company and AvKARE, Inc. desire to amend the Distribution Agreement;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and AvKARE, Inc. agree that the Distribution Agreement shall be, and hereby is, amended as follows:

1.	The second sentence of Section 3.2 of the Distribution Agreement shall be deleted in its entirety and replaced with the following language:

The prices for Products sold to AvKARE, Inc. hereunder shall be [*****] of AvKARE, Inc.’s sales price for the Products to its Customer.

2.	The second sentence of Section 18.1 of the Distribution Agreement shall be deleted in its entirety and replaced with the following language:

After the initial term, the Agreement will automatically renew for three (3) successive terms of one (1) year unless this Agreement is terminated.

3.	A new section 18.5 shall be added to the Distribution Agreement to read as follows:

If the Company terminates this Agreement without cause pursuant to Section 18.3 or 18.4 above, the Company will, for a period of one hundred twenty (120) days after the date of such termination, continue to sell the Products in AvKARE, Inc.’s inventory. [*****]

4.	In all other respects, the Distribution Agreement is and shall remain in full force and effect in accordance with its terms.

[SIGNATURES ON NEXT PAGE]

IN WITNESS WHEREOF, the undersigned have executed this Second Amendment to Product Distribution Agreement effective July 15, 2013.

MiMedx Group, Inc.	AvKARE, Inc.

/s/ Parker H. Petit	/s/Steve Shirley
By: Parker H. Petit	By: Steve Shirley
Its: Chairman & CEO	Its: Vice President